UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 20, 2006


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-25675                     74-3055158
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 20, 2006, Patron Systems, Inc. (the "Registrant") adopted the Patron Systems, Inc. 2006 Stock Incentive Plan (the "Plan") pursuant to the approval of the Registrant's stockholders at the Registrant's Annual Meeting held on July 20, 2006. The Plan was adopted by the Registrant's Board of Directors (the "Board") on May 10, 2006. Under the Plan, the Company is authorized to grant equity-based awards in the form of stock options, restricted common stock, stock units and stock appreciation rights to employees (including executive officers), non-employee directors and consultants of the Registrant and its subsidiaries. As of July 21, 2006, there were approximately 28 employees, 2 consultants and 1 non-employee director who would be eligible to participate in the Plan.

         The maximum number of shares available for grant under the Plan is 5,600,000 shares of Common Stock (on a post-reverse-split basis). The number of shares available for award under the Plan is subject to adjustment for certain corporate changes in accordance with the provisions of the Plan. The aggregate number of shares available for grant will increase annually by the lower of (i) 1,000,000 shares, (ii) 5% of the outstanding shares on the last day of the immediately preceding year, or (iii) an amount determined by the Board. Currently, the maximum number of shares available for grant of awards under the Plan to any one participant is 1,500,000 shares (on a post-reverse-split basis) during any fiscal year.

         The Plan may be administered by the Board or another committee of the Board. The Plan is currently administered by the Board.

         The Registrant issued a press release announcing the results of its Annual Meeting. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 8.01         OTHER EVENTS.

         On July 20, 2006, the Registrant held its Annual Meeting of stockholders. The Registrant's stockholders approved the election of Robert Cross to serve as a director until the 2007 Annual Meeting, Braden Waverley to serve as a director until the 2008 Annual Meeting, and George Middlemas to serve as a director until the 2009 Annual Meeting. The Registrant's stockholders also approved the adoption of the Patron Systems, Inc. 2006 Stock Incentive Plan and the amendment of the Registrant's Second Amended and Restated Certificate of Incorporation, as amended, to provide for a 1-for-30 reverse stock split of the Registrant's outstanding common stock.

         The Registrant intends to file an amendment to its Second Amended and Restated Certificate of Incorporation, as amended, to effectuate the 1-for-30 reverse stock split on July 31, 2006.

         The Registrant issued a press release announcing the results of its Annual Meeting. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

         On July 21, 2006, the Board approved and ratified the completion of the Registrant's creditor and claimant liabilities restructuring program in which debts, claims and other liabilities totaling $29,592,756 were settled for 36,990,946 shares of the Registrant's Series A-1 Preferred Stock.

         The Registrant issued a press release announcing the completion of its liabilities restructuring program. A copy of the press release is being furnished as Exhibit 99.2 to this report and is incorporated herein by reference.


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


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired. Not applicable.

         (b)      Pro forma financial information. Not applicable.

         (c)      Shell company transactions. Not applicable

         (d)      Exhibits.

                  99.1     Press  Release  issued by the  Registrant on July 24,
                           2006.

                  99.2     Press  Release  issued by the  Registrant on July 24,
                           2006.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PATRON SYSTEMS, INC.



Date:    July 25, 2006                  By:   /s/ Robert Cross
                                              ----------------------------------
                                              Robert Cross
                                              Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

99.1     Press Release issued by the Registrant on July 24, 2006.

99.2     Press Release issued by the Registrant on July 24, 2006.


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